UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of report (Date of earliest event reported): March 3, 2020
Horizon Global Corporation (Exact Name of Registrant as Specified in Charter)

Delaware	001-37427	47-3574483
_____________________ (State or Other Jurisdiction	_____________ (Commission	______________ (IRS Employer
of Incorporation)	File Number)	Identification No.)

47912 Halyard Drive, Suite 100, Plymouth, Michigan _____________________		48170 ___________ (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:	(734) 656-3000 _____________

Not Applicable
________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HZN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 3, 2020, the Board of Directors (the “Board”) of Horizon Global Corporation (the “Company”) increased the size of the Board from eight to nine directors, and appointed Debra S. Oler to fill the newly created directorship, effective immediately. Ms. Oler will serve until her term expires at the Company’s 2020 annual meeting of stockholders, at which time she will stand for reelection for a further term expiring at the Company’s 2021 annual meeting of stockholders. Ms. Oler was also appointed to the Board’s Compensation Committee and Corporate Governance and Nominating Committee.

As a non-employee director, Ms. Oler will receive compensation in the same manner as the Company’s other non-employee directors, which compensation the Company disclosed in its definitive proxy statement for its 2019 annual meeting of stockholders filed with the Securities and Exchange Commission on May 24, 2019. In addition, Ms. Oler will receive a one-time cash payment in the amount of $50,000 in connection with her appointment as a director of the Company.

From September 2014 through her retirement on December 31, 2019, Ms. Oler served as senior vice president/president, North American sales and service for W.W. Grainger, Inc. (“Grainger”), a leading global supplier of maintenance, repair and operating supplies for businesses and institutions. Ms. Oler previously held roles of increasing responsibility with Grainger, including vice president sales from 2004 to 2009, and vice president/general manager from 2009 to September 2014. Prior to joining Grainger, Ms. Oler gained extensive sales and leadership experience with Alliant FoodService, Inc., a broadline foodservice distributor, distributing dairy products, seafood and Italian product lines, from 1996 to 2002, and with Kraft Foods, a multinational confectionery, food and beverage manufacturing and processing conglomerate, from 1986 to 1996. Ms. Oler currently serves on the board of directors of Pool Corporation, a position she has held since October 30, 2018.

A copy of the Company’s press release announcing the appointment of Ms. Oler is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Press Release dated March 4, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON GLOBAL CORPORATION

Date:	March 4, 2020	By:	/s/ Jay Goldbaum
		Name:	Jay Goldbaum
		Title:	General Counsel and Corporate Secretary